UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22409

Tortoise MLP Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2010

Item 1. Report to Stockholders.

NTG
LISTED
NYSE

Tortoise MLP Fund, Inc.

Yield

Growth

Quality

2010 Annual Report

November 30, 2010

…Steady Wins®

Company at a Glance

Tortoise MLP Fund, Inc. (NYSE: NTG) offers a closed-end fund strategy of investing in energy infrastructure MLPs and their affiliates, with an emphasis on natural gas infrastructure MLPs.

Investment Focus

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. The fund focuses primarily on “midstream” energy infrastructure MLPs that engage in the business of transporting, gathering and processing and storing natural gas and natural gas liquids (NGLs).

Under normal circumstances, we invest at least 80 percent of NTG’s total assets in MLP equity securities with at least 70 percent of total assets in natural gas infrastructure MLP equity securities. Of the total assets in the fund, we may invest as much as 50 percent in restricted securities, primarily through direct investments in securities of listed companies. We do not invest in privately held companies and limit our investment in any one security to 10 percent.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently approximately 70 MLPs in the market, mostly in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector, with an emphasis on natural gas infrastructure MLPs. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Natural gas infrastructure MLPs are companies in which over 50 percent of their revenue, cash flow or assets are related to the operation of natural gas or NGL infrastructure assets. Our investments are primarily in midstream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

An NTG Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:
  The opportunity for tax deferred distributions and distribution growth;

  Simplified tax reporting (investors receive a single 1099) compared to directly owning MLP units;

  Appropriate for retirement and other tax exempt accounts;

  Potential diversification of overall investment portfolio; and

  Professional securities selection and active management by an experienced adviser.
Allocation of Portfolio Assets
November 30, 2010 (Unaudited)

A portfolio with an emphasis on natural gas infrastructure MLPs offers favorable fundamentals

DOMESTIC
  ~90% of natural gas consumed domestically comes from the U.S.(1)
  Natural gas provides a means for greater energy independence
ABUNDANT
  The U.S. has enough natural gas to last for 100 years(2)
  Improved technology is enabling natural gas production from new regions around the U.S., such as 20 key shale plays
CLEAN & RELIABLE
  Produces less carbon and sulfur dioxide than coal(3)
  Reliable source versus wind and solar, which rely on the weather(4)
  Desirable fuel for environmentally-friendly power generation
(1) Energy Information Administration (2009)
(2) NaturalGas.org (2010)
(3) Environmental Protection Agency
(4) IFC International (2009)

January 13, 2011

Dear Fellow Stockholders,

In July 2010, we launched Tortoise MLP Fund (NYSE: NTG) and raised $1.1 billion in equity capital, which demonstrated the impressive strength of the capital markets and the attractiveness of MLPs. NTG provides a unique focus on the favorable business fundamentals of natural gas infrastructure MLPs. We believe natural gas will play a crucial role in meeting the need for clean, reliable energy and the growth potential stemming from the infrastructure needed to support the abundant supply in natural gas shale basins is quite compelling.

We fully invested the proceeds from our initial public offering in under four months, well ahead of our targeted investment period, and also completed the placement of long-term leverage. Natural gas infrastructure MLPs comprise more than 80 percent of our portfolio and dominate our top 10 holdings. Our portfolio also reflects our emphasis on midstream MLPs with fee-based, recurring revenue streams. In fiscal 2010, these portfolio companies maintained and grew their distributions, improved cash distribution coverage and strengthened their balance sheets.

Master Limited Partnership Sector Review and Outlook

From our inception at July 27, 2010 to our fiscal year ended Nov. 30, 2010, the Tortoise MLP Total Return Index™ (TMLPT) had a total return of approximately 13.1 percent as compared to 6.8 percent for the S&P 500. These returns were driven by continued sector growth and the resulting increase in MLP distributions. We were actively engaged in investing our initial capital during this period.

Midstream MLPs benefited from the underlying strength in their business fundamentals. For natural gas transporters, the reservation charge structure inherent in their business provided for stable cash flow streams. Gathering and processing companies advanced due to higher production of NGLs (natural gas liquids) and robust prices relative to natural gas. Demand for services to gather, process, transport and store crude oil, natural gas and natural gas liquids rose as the economy began to improve.

Additionally, integrated and other energy companies sold approximately $40 billion of assets to MLPs (including dropdowns and general partner transactions) and nearly $10 billion was invested in new internal growth projects in fiscal 2010. Capital markets were supportive of sector growth, with more than $20 billion of debt and over $14 billion of equity issued to support this activity. For the first time since the spring of 2008, an MLP IPO was completed, with a total of five MLP IPOs in fiscal 2010. We think this alone speaks to the general health of the sector.

Our outlook remains positive for midstream MLPs. We expect the need for growth capital in 2011 to be consistent with recent levels as companies focus on the development of the EagleFord shale in South Texas, the Bakken shale around North Dakota, the Marcellus shale located in the Appalachia region, and the Haynesville shale in east Texas and northern Louisiana. Significant infrastructure build-out is needed to connect end-users with these prolific new sources of natural gas supply, with investor willingness to fund this growth remaining strong. Additionally, we believe demand for both natural gas and refined products will improve as the economy expands and the population grows. We expect accompanying MLP distribution growth in the mid-single digits in fiscal 2011.

Fund Performance Review and Outlook

We ended fiscal year 2010 with total assets of $1.5 billion. Our total return based on market value, including the reinvestment of distributions, was -2.0 percent for the fourth fiscal quarter, and also from our inception through our fiscal year end. On a net asset value (NAV) basis, our total return was 7.9 percent for the fourth fiscal quarter and 5.8 percent from our inception through the end of our fiscal year, after factoring in the underwriter discount and other offering costs. Our NAV grew as a result of our accelerated investment strategy, strong underlying asset performance and the execution of our direct investment strategy. We invested over 50 percent of our initial capital directly, which accounted for $0.28 per share in NAV enhancement during that period. We continue to expect NAV growth, as the underlying companies in our portfolio grow their distributions.

We paid a partial distribution of $0.36 per common share to our stockholders on Nov. 30, 2010, based on partial investment of our initial proceeds. This represented an annualized yield of 6.0 percent based on

(Unaudited)

2010 Annual Report     1

our fiscal year closing price of $24.14. We continue to expect to pay a first quarter 2011 distribution of not less than $0.40625 per share, and achieve a 6.5 percent yield on our $25 per share IPO price. We intend to grow our distribution as we determine such increases are sustainable and adequately covered by earned distributable cash flow (DCF). Our payout ratio of distributions to DCF for the fiscal year was 95.6 percent, which is in line with our expectations to pay out at least 95 percent of DCF to stockholders annually. For tax purposes, distributions to stockholders for 2010 were 100 percent return of capital.

We ended our fiscal year with leverage (including bank debt, senior notes and preferred stock) at 23 percent of total assets, below our long-term target of 25 percent. We are pleased with our leverage profile and were able to utilize a greater degree of fixed-rate leverage with a longer average maturity than we had originally anticipated. As of Nov. 30, 2010, 84.1 percent of our leverage had fixed interest or distribution rates, a weighted average maturity of 6.9 years, and a weighted average cost of 3.88 percent. While our cost of leverage is higher than current short-term rates, we believe a primarily fixed-rate strategy with laddered maturities enhances the predictability and sustainability of our distributable cash flow, across interest rate environments.

Additional information about our financial performance is available in the Key Financial Data and Management’s Discussion of this report.

Conclusion

We intend to anchor our investment strategy in Tortoise’s trade-mark philosophy of yield, growth and quality. We believe we are well-positioned to execute this strategy by focusing on high quality natural gas energy infrastructure MLPs with distribution growth potential driven by the build-out of critical infrastructure.

Thank you for your recent investment in NTG. We look forward to a promising 2011.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise MLP Fund, Inc.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

2     Tortoise MLP Fund, Inc.

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

Period from
July 30, 2010(1)
through
November 30, 2010
Total Income from Investments
Distributions received from master limited partnerships	$20,896
Dividends paid in stock	1,075
Interest and dividend income	182
Total from investments	22,153
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	2,910
Other operating expenses	441
3,351
Distributable cash flow before leverage costs	18,802
Leverage costs(2)	1,708
Distributable Cash Flow(3)	$17,094
Distributions paid on common stock	$16,346
Distributions paid on common stock per share	0.36
Payout percentage for period(4)	95.6%
Net realized gain, net of income taxes, for the period	208
Total assets, end of period	1,524,903
Average total assets during period(5)	1,238,974
Leverage (long-term debt obligations and short-term borrowings)(6)	350,700
Leverage as a percent of total assets	23.0%
Net unrealized appreciation, end of period	67,396
Net assets, end of period	1,131,120
Average net assets during period(7)	1,087,459
Net asset value per common share	24.91
Market value per common share	24.14
Shares outstanding	45,404,188

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	N/M
Operating expenses before leverage costs	0.80%
Distributable cash flow before leverage costs	N/M
As a Percent of Average Net Assets
Distributable cash flow(3)	N/M

(1)	Commencement of operations
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment loss, before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions and the value of paid-in-kind distributions and amortization of debt issuance costs.
(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	The balance on the short-term credit facility was $30,700,000 as of November 30, 2010.
(7)	Computed by averaging daily values for the period.
(8)	Annualized for periods less than one full year. Certain of the ratios for the reporting period are not meaningful due to partial investment of initial offering and leverage proceeds.

2010 Annual Report     3

Management’s Discussion (Unaudited)

Management’s Discussion

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Introduction

We include the Management’s Discussion section in each quarterly report to provide you transparency and insight into the results of operations, including comparative information to prior periods and trends. In addition, we include a “Key Financial Data” page which provides quarterly and annual detail of our distributable cash flow (“DCF”) and other important metrics, including leverage and selected operating ratios. We hope that you find this discussion and financial data a useful supplement to the GAAP financial information included in this report. The Key Financial Data page in this quarter’s report reflects information from July 30, 2010 (commencement of operations) through fiscal year end November 30, 2010.

Overview

Tortoise MLP Fund, Inc.’s (“NTG”) primary investment objective is to provide a high level of total return with an emphasis on current distributions paid to stockholders. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of energy infrastructure master limited partnerships (“MLPs”) and their affiliates, with an emphasis on natural gas infrastructure. Energy infrastructure MLPs own and operate a network of pipeline and energy-related logistical assets that transport, store, gather and process natural gas, natural gas liquids (“NGLs”), crude oil, refined petroleum products, and other resources or distribute, market, explore, develop or produce such commodities. Natural gas infrastructure MLPs are defined as companies engaged in such activities with over 50 percent of their revenue, cash flow or assets related to natural gas or NGL infrastructure assets.

NTG is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company Update

NTG completed its initial public offering and commenced operations on July 30, 2010. We issued 42,400,000 shares at $25.00 per share for net proceeds after expenses of approximately $1.01 billion and issued an additional 3,000,000 shares during the overallotment period representing approximately $71 million in net proceeds. We completed investment of these proceeds in late September. We issued $320 million in senior notes and mandatorily redeemable preferred stock in October, investing these proceeds by mid-November. The portfolio holdings and weightings are consistent with our target portfolio of at least 70 percent of our assets invested in natural gas infrastructure MLPs, with a focus on the midstream sector. We paid a 4th quarter distribution of $0.36 per share on November 30, 2010, and expect to pay a 1st quarter 2011 distribution of not less than $0.40625 per share. Additional information on these events and results of our operations are discussed below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. We intend to pay out substantially all of our distributable cash flow (“DCF”) to holders of common stock through quarterly distributions. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distributions throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions with increases safely covered by earned DCF. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF

DCF is simply income from investments less expenses. Income from investments includes the amount we receive as cash or paid-in-kind distributions from MLPs or affiliates of MLPs in which we invest and interest payments on short-term debt securities we own. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes (excluding taxes generated from realized gains), if any. We expect to retain realized capital gains, if any, net of applicable taxes. Expected tax benefits are not included in our DCF. Each are summarized for you in the table on page 3 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including expense reimbursement, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as current taxes paid. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the period from commencement of operations through November 30, 2010 was approximately $22.2 million. This does not reflect a full quarter’s earnings on our total capital as we were investing proceeds throughout the quarter.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 0.80 percent of average total assets for the period from

4     Tortoise MLP Fund, Inc.

Management’s Discussion (Unaudited) (Continued)

commencement of operations through November 30, 2010. While the contractual advisory fee is 0.95 percent of average monthly managed assets, the Adviser has agreed to waive an amount equal to 0.25 percent of average monthly managed assets for year 1 and 0.10 percent of average monthly managed assets for year 2 following the closing of the initial public offering.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and short-term credit facility; and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs of $1.7 million through November 30, 2010 do not reflect a full quarter of leverage expenses as we issued our leverage in October 2010.

The weighted average annual rate of our leverage at November 30, 2010 was 3.63 percent including our bank credit facility. Our weighted average rate may vary in future periods as a result of changes in LIBOR and the utilization of our credit facility. Additional information on our leverage is included in the Liquidity and Capital Resources discussion below.

Distributable Cash Flow

As outlined above, DCF is simply income from investments less expenses. DCF for the period from July 30, 2010 through November 30, 2010 was $17.1 million and does not reflect a full quarter of earnings on our invested capital or leverage expenses.

We declared and paid an initial distribution of $16.3 million or $0.36 per share during the quarter representing a dividend payout ratio as a percentage of DCF of 95.6 percent. In addition, we announced we expect to pay a first quarter 2011 distribution of not less than $0.40625 per share.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for the initial fiscal period ended November 30, 2010 (in thousands):

2010
Net Investment Loss, before Income Taxes	$(2,640)
Adjustments to reconcile to DCF:
Dividends paid in stock	1,075
Return of capital on distributions	18,602
Amortization of debt issuance costs	57
DCF	$17,094

Liquidity and Capital Resources

We had total assets of $1.5 billion at year-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and dividends receivable and any expenses that may have been prepaid.

We’ve entered into a $60 million, 364-day unsecured credit facility. The credit facility has a variable annual interest rate equal to the one-month LIBOR plus 1.25 percent and a non-usage fee equal to an annual rate of 0.20 percent of the difference between the total credit facility commitment and the average outstanding balance at the end of each day. The facility matures September 23, 2011.

During the month of October, we completed private placements of $230 million of senior notes and $90 million of preferred stock. This longer-term leverage has a weighted average laddered maturity of 7.5 years. Details of our notes and preferred stock are outlined in the tables below.

Senior Notes

Series	Amount	Rate	Due Date
A	$12,000,000	2.48%	December 15, 2013
B	$24,000,000	3.14%	December 15, 2015
C	$57,000,000	3.73%	December 15, 2017
D	$112,000,000	4.29%	December 15, 2020
E	$25,000,000	Floating Rate	December 15, 2015
	$230,000,000

Mandatorily Redeemable Preferred Stock
Series	Amount	Rate	Redemption Date
A	$25,000,000	3.69%	December 15, 2015
B	$65,000,000	4.33%	December 15, 2017
	$90,000,000

Total leverage represented 23.0 percent of total assets at November 30, 2010. We have a long-term leverage target of 25 percent of total assets at time of incurrence. Temporary increases of up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We use leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Deferred Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares and then to the common shares.

In the event we have earnings and profits allocated to our common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

The portion of our distribution that is not income is treated as a return of capital. A holder of our common stock will reduce their cost basis for income tax purposes by the amount designated as return of capital. For tax purposes, the distribution to common stockholders for the fiscal year ended 2010 was 100 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by an amount equal to the total distributions they received in 2010. This information will be reported to stockholders on Form 1099-DIV and will be available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of the distribution to common stockholders for the fiscal year ended 2010 was 100 percent return of capital.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At November 30, 2010, our investments are valued at approximately $1.521 billion, with an adjusted cost of $1.414 billion. The $107 million difference reflects unrealized appreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a deferred tax liability or deferred tax asset depending upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforwards and net operating losses. At November 30, 2010, the balance sheet reflects a deferred tax liability of approximately $39 million or $0.85 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

2010 Annual Report     5

Schedule of Investments November 30, 2010

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 134.5%(1)

Natural Gas/Natural Gas Liquids Pipelines — 64.9%(1)
United States — 64.9%(1)
Boardwalk Pipeline Partners, LP	3,022,000	$93,682,000
Duncan Energy Partners L.P.	196,100	6,151,657
El Paso Pipeline Partners, L.P.	3,087,200	102,248,064
Energy Transfer Partners, L.P.	2,735,500	138,607,785
Enterprise Products Partners L.P.	2,852,200	120,020,576
Niska Gas Storage Partners LLC	1,598,628	31,940,588
ONEOK Partners, L.P.	969,075	76,760,431
PAA Natural Gas Storage, L.P.	70,975	1,676,430
Spectra Energy Partners, LP	775,809	26,323,199
TC PipeLines, LP	493,300	22,933,517
Williams Partners L.P.	2,419,500	113,837,475
		734,181,722

Natural Gas Gathering/Processing — 35.0%(1)
United States — 35.0%(1)
Chesapeake Midstream Partners, L.P.	568,854	16,212,339
Copano Energy, L.L.C.	2,071,000	61,985,030
DCP Midstream Partners, LP	1,775,187	61,954,026
MarkWest Energy Partners, L.P.	1,471,900	62,305,527
Regency Energy Partners LP	4,146,600	106,567,620
Targa Resources Partners LP	2,247,100	68,064,659
Western Gas Partners LP	616,500	18,359,370
		395,448,571

Crude/Refined Products Pipelines — 26.5%(1)
United States — 26.5%(1)
Buckeye Partners, L.P.	102,260	6,960,838
Enbridge Energy Management, L.L.C.(2)	73,000	4,447,162
Enbridge Energy Partners, L.P.	940,000	57,199,000
Holly Energy Partners, L.P.	735,300	37,610,595
Kinder Morgan Management, LLC(2)	976,273	62,471,708
Magellan Midstream Partners, L.P.	746,354	41,795,824
NuStar Energy L.P.	802,383	54,120,733
Plains All American Pipeline, L.P.	400,100	24,606,150
Sunoco Logistics Partners L.P.	134,600	10,855,490
		300,067,500

Propane Distribution — 8.1%(1)
United States — 8.1%(1)
Inergy, L.P.	2,337,600	91,213,152
Total Master Limited Partnerships and
Related Companies (Cost $1,414,305,677)		1,520,910,945
Short-Term Investments — 0.0%(1)
United States Investment Companies — 0.0%(1)
Morgan Stanley Institutional Liquidity Fund,
0.19%(3) (Cost $101,141)	101,141	101,141
Total Investments — 134.5%(1)
(Cost $1,414,406,818)		1,521,012,086
Other Assets and Liabilities — (6.2%)(1)		(69,892,150)
Long-Term Debt Obligations — (20.3%)(1)		(230,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (8.0%)(1)		(90,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,131,119,936

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2) Security distributions are paid-in-kind.
(3) Rate indicated is the current yield as of November 30, 2010.

See accompanying Notes to Financial Statements.

6     Tortoise MLP Fund, Inc.

Statement of Assets & Liabilities November 30, 2010

Assets
Investments at fair value (cost $1,414,406,818)	$1,521,012,086
Receivable for Adviser expense reimbursement	590,722
Receivable for investments sold	532,334
Dividend receivable	3,585
Prepaid expenses and other assets	2,764,022
Total assets	1,524,902,749
Liabilities
Payable to Adviser	2,244,745
Payable for investments purchased	325,347
Accrued expenses and other liabilities	1,928,728
Current tax liability	50,000
Deferred tax liability	38,533,993
Short-term borrowings	30,700,000
Long-term debt obligations	230,000,000
Mandatory redeemable preferred stock ($25.00 liquidation
value per share; 3,600,000 shares outstanding)	90,000,000
Total liabilities	393,782,813
Net assets applicable to common stockholders	$1,131,119,936
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 45,404,188 shares issued
and outstanding (100,000,000 shares authorized)	$45,404
Additional paid-in capital	1,065,364,088
Accumulated net investment loss, net of income taxes	(1,893,809)
Undistributed realized gain, net of income taxes	208,403
Net unrealized appreciation of investments, net of income taxes	67,395,850
Net assets applicable to common stockholders	$1,131,119,936
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$24.91

Statement of Operations Period from July 30, 2010(1) through November 30, 2010
Investment Income
Distributions from master limited partnerships	$20,895,513
Less return of capital on distributions	(18,602,251)
Net distributions from master limited partnerships	2,293,262
Dividends from money market mutual funds	181,850
Total Investment Income	2,475,112
Operating Expenses
Advisory fees	3,948,784
Administrator fees	143,253
Professional fees	89,258
Stockholder communication expenses	63,991
Directors’ fees	50,015
Fund accounting fees	28,006
Custodian fees and expenses	20,909
Franchise fees	20,000
Registration fees	13,895
Stock transfer agent fees	3,593
Other operating expenses	8,182
Total Operating Expenses	4,389,886
Interest expense	1,163,147
Distributions to mandatory redeemable preferred stockholders	498,269
Amortization of debt issuance costs	57,178
Other leverage expenses	46,264
Total Leverage Expenses	1,764,858
Total Expenses	6,154,744
Less expense reimbursement by Adviser	(1,039,154)
Net Expenses	5,115,590
Net Investment Loss, before Income Taxes	(2,640,478)
Current tax expense	(50,000)
Deferred tax benefit	796,669
Income tax benefit, net	746,669
Net Investment Loss	(1,893,809)
Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	329,648
Deferred tax expense	(121,245)
Net realized gain on investments	208,403
Net unrealized appreciation of investments, before income taxes	106,605,267
Deferred tax expense	(39,209,417)
Net unrealized appreciation of investments	67,395,850
Net Realized and Unrealized Gain on Investments	67,604,253
Net Increase in Net Assets Applicable to Common
Stockholders Resulting from Operations	$65,710,444

(1) Commencement of Operations.

See accompanying Notes to Financial Statements.

2010 Annual Report       7

Statement of Changes in Net Assets Period from July 30, 2010(1) through November 30, 2010

Operations
Net investment loss	$(1,893,809)
Net realized gain on investments	208,403
Net unrealized appreciation of investments	67,395,850
Net increase in net assets applicable to
common stockholders resulting from operations	65,710,444
Distributions to Common Stockholders
Net investment income	—
Return of capital	(16,345,508)
Total distributions to common stockholders	(16,345,508)
Capital Stock Transactions
Proceeds from initial public offering of
45,400,000 common shares	1,135,000,000
Underwriting discounts and offering expenses
associated with the issuance of common stock	(53,345,000)
Net increase in net assets applicable to common
stockholders from capital stock transactions	1,081,655,000
Total increase in net assets applicable to
common stockholders	1,131,019,936
Net Assets
Beginning of period	100,000
End of period	$1,131,119,936
Accumulated net investment loss, net of income taxes,
end of period	$(1,893,809)

(1) Commencement of Operations.

Statement of Cash Flows Period from July 30, 2010(1) through November 30, 2010
Cash Flows From Operating Activities
Distributions received from master limited partnerships	$20,895,513
Dividend income received	178,265
Purchases of long-term investments	(1,444,023,894)
Proceeds from sales of long-term investments	11,238,626
Purchases of short-term investments, net	(101,141)
Other leverage expenses paid	(229,666)
Operating expenses paid	(1,458,142)
Net cash used in operating activities	(1,413,500,439)
Cash Flows From Financing Activities
Advances from revolving line of credit	58,650,000
Repayments on revolving line of credit	(27,950,000)
Issuance of common stock	1,135,000,000
Issuance of mandatory redeemable preferred stock	90,000,000
Issuance of long-term debt obligations	230,000,000
Common stock issuance costs	(53,345,000)
Debt issuance costs	(2,609,053)
Distributions paid to common stockholders	(16,345,508)
Net cash provided by financing activities	1,413,400,439
Net change in cash	(100,000)
Cash — beginning of period	100,000
Cash — end of period	$—

Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
used in operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$65,710,444
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash used in operating activities:
Purchases of long-term investments	(1,444,349,241)
Return of capital on distributions received	18,602,251
Proceeds from sales of long-term investments	11,770,960
Purchases of short-term investments, net	(101,141)
Deferred tax expense	38,533,993
Net unrealized appreciation of investments	(106,605,267)
Net realized gain on investments	(329,648)
Amortization of debt issuance costs	57,178
Changes in operating assets and liabilities:
Increase in dividend receivable	(3,585)
Increase in receivable for investments sold	(532,334)
Increase in prepaid expenses and other assets	(202,640)
Increase in payable for investments purchased	325,347
Increase in payable to Adviser, net of
expense reimbursement	1,654,023
Increase in current tax liability	50,000
Increase in accrued expenses and other liabilities	1,919,221
Total adjustments	(1,479,210,883)
Net cash used in operating activities	$(1,413,500,439)

(1) Commencement of Operations.

See accompanying Notes to Financial Statements.

8       Tortoise MLP Fund, Inc.

Financial Highlights Period from July 30, 2010(1) through November 30, 2010

Per Common Share Data(2)
Public offering price	$25.00
Income (Loss) from Investment Operations
Net investment loss	(0.04)
Net realized and unrealized gain on investments	1.49
Total income from investment operations	1.45
Less Distributions to Common Stockholders:
Net investment income	—
Return of capital	(0.36)
Total distributions to common stockholders	(0.36)
Underwriting discounts and offering costs on issuance of common stock(3)	(1.18)
Net Asset Value, end of period	$24.91
Per common share market value, end of period	$24.14
Total Investment Return Based on Market Value(4)	(2.02)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$1,131,120
Average net assets (000’s)	$1,087,459
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.07%
Other operating expenses	0.12
Expense reimbursement	(0.28)
Subtotal	0.91
Leverage expenses	0.48
Income tax expense(6)	10.44
Total expenses	11.83%
Ratio of net investment loss to average net assets before expense reimbursement(5)	(0.79)%
Ratio of net investment loss to average net assets after expense reimbursement(5)	(0.51)%
Portfolio turnover rate(5)	3.65%
Short-term borrowings, end of period (000’s)	$30,700
Long-term debt obligations, end of period (000’s)	$230,000
Preferred stock, end of period (000’s)	$90,000
Per common share amount of long-term debt obligations outstanding, end of period	$5.07
Per common share amount of net assets, excluding long-term debt obligations, end of period	$29.98
Asset coverage, per $1,000 of principal amount of long-term debt obligations and short-term borrowings(7)	$5,684
Asset coverage ratio of long-term debt obligations and short-term borrowings(7)	568%
Asset coverage, per $25 liquidation value per share of mandatory redeemable preferred stock(8)	$106
Asset coverage ratio of preferred stock(8)	423%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the dilution per common share from underwriting and other offering costs for the period from July 30, 2010 through November 30, 2010.
(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported (excluding brokerage commissions).
(5)	Annualized for periods less than one full year.
(6)	For the period from July 30, 2010 to November 30, 2010, the Company accrued $50,000 for current income tax expense and $38,533,993 for net deferred income tax expense.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by the sum of long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

2010 Annual Report       9

Notes to Financial Statements November 30, 2010

1. Organization

Tortoise MLP Fund, Inc. (the “Company”) was organized as a Maryland corporation on April 23, 2010, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector, with an emphasis on natural gas infrastructure. The Company commenced operations on July 30, 2010. The Company’s stock is listed on the New York Stock Exchange under the symbol “NTG.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Company’s distribution to common stockholders for the year ended November 30, 2010 was 100 percent return of capital. For book purposes, the source of the Company’s distribution to common stockholders for the year ended November 30, 2010 was 100 percent return of capital.

Distributions to mandatory redeemable preferred stockholders are accrued daily and paid quarterly based on fixed annual rates. The Company may not declare or pay distributions to its mandatory redeemable preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to

10       Tortoise MLP Fund, Inc.

Notes to Financial Statements (Continued)

which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter discounts and commissions) of $2,270,000 related to the issuance of common stock were recorded to additional paid-in capital during the period from July 30, 2010 through November 30, 2010. Debt issuance costs related to long-term debt obligations and Mandatory Redeemable Preferred (“MRP”) Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. Capitalized costs (excluding underwriter commissions) were reflected for the Series A Notes ($10,915), Series B Notes ($21,829), Series C Notes ($51,845), Series D Notes ($101,871), Series E Notes ($22,739), Series A MRP Stock ($22,739) and Series B MRP Stock ($59,122) that were each issued in October 2010.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the period from July 30, 2010 through November 30, 2010.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncement Standard on Fair Value Measurement

On January 21, 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, which amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, and requires additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose (i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, (ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and (iii) purchases, sales, issuances, and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Company has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 80 percent of its total assets in securities of energy infrastructure companies and to invest at least 70 percent of its total assets in equity securities of natural gas infrastructure MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 50 percent of its total assets in restricted securities. The Company will not invest in privately held companies. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has agreed to a fee waiver of 0.25 percent of average monthly Managed Assets for the period from July 30, 2010 through July 29, 2011, and a fee waiver of 0.10 percent of average monthly Managed Assets for the period from July 30, 2011 through July 29, 2012.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

2010 Annual Report       11

Notes to Financial Statements (Continued)

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2010, are as follows:

Deferred tax assets:
Net operating loss	$1,229,601

Deferred tax liabilities:
Basis reduction of investment in MLPs	554,177
Net unrealized gains on investment securities	39,209,417
39,763,594
Total net deferred tax liability	$38,533,993

At November 30, 2010, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets based on the Company’s estimates of the timing of the reversal of deferred tax liabilities. Any adjustments to such estimates will be made in the period such determination is made. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of November 30, 2010, the Company had no uncertain tax positions and no penalties and interest were accrued. The Company does not expect any change to its unrecognized tax positions in the twelve months subsequent to November 30, 2010. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and net realized and unrealized gains on investments for the year ended November 30, 2010, as follows:

Application of statutory income tax rate	$36,503,053
State income taxes, net of federal tax benefit	1,856,441
Foreign tax expense, net of federal tax benefit	31,610
Nondeductible payments on preferred stock	192,889
Total income tax expense	$38,583,993

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period from July 30, 2010 through November 30, 2010, the components of income tax expense include current foreign tax expense (for which the federal tax benefit is reflected in deferred tax expense) of $50,000 and deferred federal and state income tax expense (net of federal tax effect) of $36,669,107 and $1,864,886, respectively.

As of November 30, 2010, the Company had a net operating loss for federal income tax purposes of approximately $3,343,000. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire in the year ending November 30, 2030.

As of November 30, 2010, the aggregate cost of securities for federal income tax purposes was $1,412,900,083. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $112,723,209, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $4,611,206 and the net unrealized appreciation was $108,112,003.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of November 30, 2010. These assets are measured on a recurring basis.

	Fair Value at
Description	November 30, 2010	Level 1	Level 2	Level 3
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	$1,520,910,945	$1,520,910,945	$—	$—
Total Equity Securities	1,520,910,945	1,520,910,945	—	—
Other:
Short-Term Investments(b)	101,141	101,141	—	—
Total Other	101,141	101,141	—	—
Total	$1,521,012,086	$1,521,012,086	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investments are sweep investments for cash balances in the Company at November 30, 2010.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

There were no transfers between levels for the period from July 30, 2010 through November 30, 2010.

12       Tortoise MLP Fund, Inc.

Notes to Financial Statements (Continued)

7. Investment Transactions

For the period from July 30, 2010 through November 30, 2010, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $1,444,349,241 and $11,770,960 (excluding short-term debt securities), respectively.

8. Long-Term Debt Obligations

The Company has $230,000,000 aggregate principal amount of private senior notes, Series A, Series B, Series C, Series D, and Series E (collectively, the “Notes”), outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common stock; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter until maturity. The Series A, Series B, Series C and Series D Notes accrue interest at fixed rates and the Series E Notes accrue interest at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.70 percent. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2010, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. Estimated fair value of the Series E Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The following table shows the maturity date, interest rate, amounts and dates of issuance, notional/carrying amount and estimated fair value for each series of Notes outstanding at November 30, 2010.

				Issuance on	Issuance on	Notional/	Estimated
	Maturity	Interest		October 7,	October 28,	Carrying	Fair
Series	Date	Rate		2010	2010	Amount	Value
Series A	December 15, 2013	2.48%		$8,000,000	$4,000,000	$12,000,000	$11,928,570
Series B	December 15, 2015	3.14%		16,000,000	8,000,000	24,000,000	23,628,014
Series C	December 15, 2017	3.73%		38,000,000	19,000,000	57,000,000	55,689,391
Series D	December 15, 2020	4.29%		74,666,000	37,334,000	112,000,000	108,396,355
Series E	December 15, 2015	1.99	%(1)	16,667,000	8,333,000	25,000,000	25,000,000
				$153,333,000	$76,667,000	$230,000,000	$224,642,330

(1)	Floating rate; rate effective for period from initial issuance on October 7, 2010 through March 14, 2011.

9. Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 3,600,000 shares of private Mandatory Redeemable Preferred (“MRP”) Stock authorized and outstanding at November 30, 2010. The MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The MRP Stock is not listed on any exchange or automated quotation system.

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

The estimated fair value of each series of MRP Stock was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The following table shows the mandatory redemption date, fixed rate, amounts and dates of issuance, aggregate liquidation preference, number of shares outstanding and estimated fair value of each series of MRP Stock outstanding as of November 30, 2010.

			Issuance on	Issuance on	Aggregate		Estimated
	Mandatory	Fixed	October 7,	October 28,	Liquidation	Shares	Fair
Series	Redemption Rate	Rate	2010	2010	Preference	Outstanding	Value
Series A	December 15, 2015	3.69%	$16,667,000	$8,333,000	$25,000,000	1,000,000	$24,611,776
Series B	December 15, 2017	4.33%	43,334,000	21,666,000	65,000,000	2,600,000	63,517,781
			$60,001,000	$29,999,000	$90,000,000	3,600,000	$88,129,557

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At November 30, 2010, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

2010 Annual Report       13

Notes to Financial Statements (Continued)

10. Credit Facility

On September 24, 2010, the Company entered into a $60,000,000 committed credit facility maturing September 23, 2011. Under the terms of the credit facility, Bank of America, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the facility. The credit facility has a variable annual interest rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the year ended November 30, 2010 was approximately $15,100,000 and 1.51 percent, respectively. At November 30, 2010, the principal balance outstanding was $30,700,000 at an interest rate of 1.51 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2010, the Company was in compliance with the terms of the credit facility.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 45,404,188 shares outstanding at November 30, 2010. Transactions in common stock for the period from July 30, 2010 through November 30, 2010, were as follows:

Shares at July 30, 2010	4,188
Shares sold through initial public offering	45,400,000
Shares at November 30, 2010	45,404,188

12. Subsequent Events

On January 13, 2011, the Company entered into an amendment to its credit facility. The terms of the amendment provide for a temporary increase of $35,000,000 to the amount available under the credit facility for a period not to exceed 120 days.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

14       Tortoise MLP Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise MLP Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Tortoise MLP Fund, Inc. (the Company), including the schedule of investments, as of November 30, 2010, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the period from July 30, 2010 (commencement of operations) through November 30, 2010. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise MLP Fund, Inc. at November 30, 2010, the results of its operations, its cash flows, the changes in its net assets, and its financial highlights for the period from July 30, 2010 (commencement of operations) through November 30, 2010, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 27, 2011

2010 Annual Report       15

Company Officers and Directors (Unaudited) November 30, 2010

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length of		Complex Overseen	Directorships
Name and Age*	Time Served	Principal Occupation During Past Five Years	by Director(1)	Held
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since 2010	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; Formerly Editor, “Financial Services Review” (an academic journal dedicated to the study of individual financial management) (2001-2007); Published several academic and professional journal articles about energy infrastructure and MLPs.	7	None

John R. Graham (Born 1945)	Director since 2010	Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development, investment and venture capital company; Owner of Graham Ventures, a business services and venture capital firm; Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	7	None

Charles E. Heath (Born 1942)	Director since 2010	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	7	None

(1)	This number includes Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Capital Resources Corporation (“TTO”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), one private investment company and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TTO, TPZ and the private investment company.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

16       Tortoise MLP Fund, Inc.

Company Officers and Directors (Unaudited) (Continued) November 30, 2010

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length of		Complex Overseen	Directorships
Name and Age*	Time Served	Principal Occupation During Past Five Years	by Director(1)	Held
Interested Directors and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2010	Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of TYG, TYY, TYN, TTO, TPZ and the privately held investment company managed by the Adviser since its inception; Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986). CFA designation since 1988.	7	None

Terry Matlack (Born 1956)	Chief Executive Officer since 2010	Managing Director of the Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, LC (“KCEP”) (2001-2002); Formerly President, GreenStreet Capital, a private investment firm (1998-2001); Director of each of TYG, TYY, TYN, TTO, TPZ and the privately held investment company managed by the Adviser from its inception to September 15, 2009; Chief Financial Officer of each of TYG, TYY, TYN, TPZ, TTO and the privately held investment company since its inception; Chief Compliance Officer of each of TYY and TYN from their inception through May 2006 and of TYG from 2004 through May 2006; Treasurer of each of TYY, TYG and TYN from their inception to November 2005; Assistant Treasurer of TYY, TYG and TYN from November 2005 to April 2008, of TTO from its inception to April 2008, and of the private investment company from its inception to April 2009. CFA designation since 1985.	N/A	Epiq Systems, Inc.

P. Bradley Adams (Born 1960)	Chief Financial Officer since 2010	Director of Financial Operations of the Adviser since 2005; Assistant Treasurer of TYG, TYY, TYN and TTO since April 2008, of TPZ since inception and of the private investment company since April 2009.	N/A	None

David J. Schulte (Born 1961)	Senior Vice President since 2010	Managing Director of the Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG since 2003, of TYY since 2005 and of TPZ since inception; Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of the private investment company since 2007; Chief Executive Officer of the private investment company from 2007 to December 2008; CFA designation since 1992.	N/A	None

Zachary A. Hamel (Born 1965)	President since 2010	Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present). Senior Vice President of each of TYY and TTO since 2005 and each of TYG, TYN and the private investment company since 2007 and of TPZ since inception; Secretary of each of TYG, TYY, TYN and TTO from their inception to April 2007. CFA designation since 1998.	N/A	None

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2010	Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of each of TYG, TYY, TYN, and TTO since 2005, and of the private investment company since 2007; Senior Vice President of each of TYY and TTO since 2005, and of each of TYG, TYN and the private investment company since 2007 and of TPZ since inception; Assistant Treasurer of each of TYY, TYG and TYN from their inception to November 2005; Chief Executive Officer of the private investment company since December 2008; CFA designation since 1996.	N/A	None

(1)	This number includes TYG, TYY, TYN, TTO, TPZ, one private investment company and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TTO, TPZ and the private investment company.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

2010 Annual Report       17

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from July 30, 2010 through November 30, 2010, the aggregate compensation paid by the Company to the independent directors was $48,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331.

The Company has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Company has made that initial filing for the period ending June 30, 2011, it will be required to make such filings on an annual basis and information regarding how the Company voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com. You will also be able to access this information on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange an initial CEO certification in connection with its initial public offering and will submit the first annual certification in 2011 as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company will file with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Automatic Dividend Reinvestment Plan

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

18       Tortoise MLP Fund, Inc.

Additional Information (Unaudited) (Continued)

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, R.I. 02940-3078. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Review and Approval of Advisory Agreement

At a meeting of the Board of Directors of Tortoise MLP Fund, Inc. held on June 18, 2010, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Directors”), considered and approved an advisory agreement (the “Advisory Agreement”) with the Adviser.

Factors Considered

The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In considering the approval of the investment advisory agreement, the Board evaluated information provided by the Adviser and its legal counsel and considered various factors, including the following:
  Services. The Board reviewed the nature, extent and quality of the investment advisory and administrative services proposed to be provided to the Company by the Adviser and found them sufficient to encompass the range of services necessary for the Company’s operation.

  Comparison of Management Fee to Other Firms. The Board reviewed and considered, to the extent publicly available, the management fee arrangements of companies with similar business models.

  Experience of Management Team and Personnel. The Board considered the extensive experience of the members of the Adviser’s investment committee with respect to the specific types of investments the Company proposes to make and their past experience with similar kinds of investments. The Board discussed numerous aspects of the Company’s investment strategy with members of the Adviser’s investment committee and also considered the potential flow of investment opportunities resulting from the numerous relationships of the Adviser’s investment committee and investment professionals within the investment community.

  Provisions of Investment Advisory Agreement. The Board considered the extent to which the provisions of the investment advisory agreement (other than the fee structure which is discussed above) were comparable to the investment advisory agreements of companies with similar business models, including peer group companies, and concluded that its terms were satisfactory and in line with market norms. In addition, the Board concluded that the services to be provided under the investment advisory agreement were reasonably necessary for the Company’s operations, the services to be provided were at least equal to the nature and quality of those provided by others, and the payment terms were fair and reasonable in light of usual and customary charges.

  Payment of Expenses. The Board considered the manner in which the Adviser would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the investment advisory agreement. The Board discussed how this structure was comparable to that of companies with similar business models.
The Directors did not, with respect to their deliberations concerning their approval of the investment advisory agreement, consider the benefits the Adviser may derive for relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company.

Conclusions of the Independent Directors

Based on the information reviewed and the discussions among the members of the Board, the Board, including all of the Independent Directors, approved the investment advisory agreement and concluded that the management fee to be paid to the Adviser was reasonable in relation to the services to be provided.

Review and Approval of Revised Advisory Agreement

At a meeting of the Board of Directors of Tortoise MLP Fund, Inc. held on July 27, 2010, the Independent Directors considered and approved a revised advisory agreement (the “Revised Advisory Agreement”) with the Adviser.

Factors Considered

In addition to the factors considered by the Board at the June 18, 2010 Board meeting discussed above, the Board, including the Independent Directors, considered the benefits to the Company of the increase to the fee waiver in the investment advisory agreement.

Conclusions of the Independent Directors

After consideration of such information as the Board, including the Independent Directors deemed appropriate, the Board, including all of the Independent Directors, approved the Revised Advisory Agreement, and determined that the compensation payable to the Adviser was for investment advisory services of the Adviser that are not primarily intended to result in sales of shares of the Company and that such compensation was fair and reasonable in light of such services and expenses and such other matters as the Board considered to be relevant in the exercise of its business judgment.

2010 Annual Report       19

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise MLP Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: NTG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 12/31/10
Name	Inception Date	Investments	Suitability	($ in millions)
Tortoise MLP Fund, Inc.	NTG	U.S. Energy Infrastructure	Retirement Accounts	$1,574
	July 2010	Natural Gas Energy	Pension Plans
		Infrastructure Emphasis	Taxable Accounts

Tortoise Energy	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,481
Infrastructure Corp.	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy	TYY	U.S. Energy Infrastructure	Retirement Accounts	$789
Capital Corp.	May 2005		Pension Plans
			Taxable Accounts

Tortoise North American	TYN	U.S. Energy Infrastructure	Retirement Accounts	$197
Energy Corp.	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Power and Energy	TPZ	U.S. Power and Energy	Retirement Accounts	$206
Infrastructure Fund, Inc.	July 2009	Investment Grade Debt and	Pension Plans
		Dividend-Paying Equity	Taxable Accounts
		Securities

Tortoise Capital	TTO	U.S. Energy Infrastructure	Retirement Accounts	$90
Resources Corp.	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 8/31/10)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant was formed on April 23, 2010, and thus did not pay its principal accountant any fees prior to that date. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the fiscal period ending November 30, 2010 for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 11/30/2010
Audit Fees	$107,000
Audit-Related Fees	—
Tax Fees	$16,000
All Other Fees	—
Aggregate Non-Audit Fees	$16,000

The audit committee has adopted pre-approval polices and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

For the period from December 1, 2008 to November 30, 2009 and December 1, 2009 to November 30, 2010, the Adviser paid approximately $88,000 and $130,000 in fees, respectively, for research and consultations relating to fund structure, tax and accounting, and audit-related fees relating to closed-end management investment companies prior to their initial public offerings. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during these periods. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2010.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a security or can veto the investment committee’s decision to invest in a security. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Position(s) Held with
Company and Length
Name and Age*	of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2010
Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Capital Resources Corporation (“TTO”), Tortoise Power and Energy Infrastructure Fund, Inc (“TPZ”) and the privately held investment company managed by the Adviser since its inception; Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986). CFA designation since 1988.

Terry Matlack (Born 1956)	Chief Executive Officer since 2010
Managing Director of the Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, LC (“KCEP”) (2001-2002); Formerly President, GreenStreet Capital, a private investment firm (1998-2001); Director of each of TYG, TYY, TYN, TTO, TPZ and the privately held investment company managed by the Adviser from its inception to September 15, 2009; Chief Financial Officer of each of TYG, TYY, TYN, TPZ, TTO and the privately held investment company since its inception; Chief Compliance Officer of each of TYY and TYN from their inception through May 2006 and of TYG from 2004 through May 2006; Treasurer of each of TYY, TYG and TYN from their inception to November 2005; Assistant Treasurer of TYY, TYG and TYN from November 2005 to April 2008, of TTO from its inception to April 2008, and of the privately held investment company from its inception to April 2009. CFA designation since 1985.

P. Bradley Adams (Born 1960)	Chief Financial Officer and Assistant Treasurer since 2010
Director of Financial Operations of the Adviser since 2005; Assistant Treasurer of TYG, TYY, TYN and TTO since April 2008, of TPZ since inception and of the privately held investment company since April 2009.

David J. Schulte (Born 1961)	Senior Vice President since 2010
Managing Director of the Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG since 2003, of TYY since 2005 and of TPZ since inception; Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of the privately held investment company since 2007; Chief Executive Officer of the privately held investment company from 2007 to December 2008; CFA designation since 1992.

Zachary A. Hamel (Born 1965)	President since 2010
Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present). Senior Vice President of each of TYY and TTO since 2005 and each of TYG, TYN and the privately held investment company since 2007 and of TPZ since inception; Secretary of each of TYG, TYY, TYN and TTO from their inception to April 2007. CFA designation since 1998.

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2010
Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of each of TYG, TYY, TYN, and TTO since 2005, and of the privately held investment company since 2007; Senior Vice President of each of TYY and TTO since 2005, and of each of TYG, TYN and the privately held investment company since 2007 and of TPZ since inception; Assistant Treasurer of each of TYY, TYG and TYN from their inception to November 2005; Chief Executive Officer of the privately held investment company since December 2008; CFA designation since 1996.

*The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Mr. Birzer also serves as director and Chairman of the Board of TYG, TYY, TYN, TPZ and the privately held investment company advised by our Adviser, registered closed-end management investment companies, as well as TTO, a closed-end management investment company that has elected to be regulated as a business development company. The Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ, TTO and the privately held investment company.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2010:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	7	$2,848,366,681	0	—
Other pooled investment vehicles	5	$161,554,734	1	$90,650,668
Other accounts	417	$1,396,629,115	0	—
Zachary A. Hamel
Registered investment companies	7	$2,848,366,681	0	—
Other pooled investment vehicles	7	$215,889,637	1	$90,650,668
Other accounts	429	$2,507,799,381	0	—
Kenneth P. Malvey
Registered investment companies	7	$2,848,366,681	0	—
Other pooled investment vehicles	7	$215,889,637	1	$90,650,668
Other accounts	429	$2,507,799,381	0	—
Terry Matlack
Registered investment companies	7	$2,848,366,681	0	—
Other pooled investment vehicles	5	$161,554,734	1	$90,650,668
Other accounts	417	$1,396,629,115	0	—
David J. Schulte
Registered investment companies	7	$2,848,366,681	0	—
Other pooled investment vehicles	5	$161,554,734	1	$90,650,668
Other accounts	417	$1,396,629,115	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to the Adviser by that other fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it.

The Adviser also serves as investment adviser for five other publicly traded and one privately held closed-end management investment companies, all of which invest in the energy sector.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the Investment Company Act of 1940. The Registrant’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser or Fountain Capital. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. They are also eligible for an annual cash bonus and awards of common interests in the Adviser’s parent company based on the Adviser’s earnings and the satisfaction of certain other conditions. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2010:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$50,001-$100,000
Zachary A. Hamel	$50,001-$100,000
Kenneth P. Malvey	$50,001-$100,000
Terry Matlack	$50,001-$100,000
David J. Schulte	$50,001-$100,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a) Total Number of Shares (or Units)	(b) Average Price Paid	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
6/1/10-6/30/10
Month #2	0	0	0	0
7/1/10-7/31/10
Month #3	0	0	0	0
8/1/10-8/31/10
Month #4	0	0	0	0
9/1/10-9/30/10
Month #5	0	0	0	0
10/1/10-10/31/10
Month #6	0	0	0	0
11/1/10-11/30/10
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise MLP Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date January 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date January 27, 2011

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date January 27, 2011